UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 16, 2014

EHEALTH, INC. (Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

440 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Xiamen Lease Renewal

On September 16, 2014, eHealth China (Xiamen) Technology Co., Ltd. (“eHealth China”), a wholly-owned indirect subsidiary of eHealth, Inc. (the “Company”), entered into a supplemental agreement (the “9F-10F Supplemental Agreement”) with an effective date of September 1, 2014 with Xiamen Software Industry Investment & Development Co., Ltd. (the “Landlord”) to amend the Office Lease Contract dated as of March 31, 2006, as amended (the “March 2006 Office Lease”). The 9F-10F Supplemental Agreement amends the March 2006 Office Lease to, among other things, extend the term of eHealth China’s lease of approximately 3,666.43 square meters of office space on floors 9FA, 9FB and 10F in Chuangxin Building in the Software Park in Xiamen, China (the “Xiamen Premises”) such that the lease expires on August 30, 2015. Under the terms of the 9F-10F Supplemental Agreement, the monthly base rent was increased to RMB 194,321 per month (RMB 53 per square meter per month) and the security deposit under the lease was increased to RMB 595,206 accordingly.

On September 16, 2014, eHealth China also entered into a supplemental agreement (the “8F Supplemental Agreement”) with an effective date of September 15, 2014 with the Landlord to amend the Office Lease Contract dated as of September 23, 2009, as amended (the “September 2009 Office Lease”). The 8F Supplemental Agreement amends the September 2009 Office Lease to, among other things, extend the term of eHealth China’s lease of approximately 1,250.89 square meters of office space on floor 8F in the Xiamen Premises such that the lease expires on September 14, 2015. Under the terms of the 8F Supplemental Agreement, the monthly base rent was increased to RMB 66,297 per month (RMB 53 per square meter per month) and the security deposit under the lease was increased to RMB 198,891 accordingly.

The foregoing description of the terms of the Supplemental Agreements do not purport to be complete and is qualified in its entirety by reference to the full text of the 9F-10F Supplemental Agreement, the translated version is attached hereto as Exhibit 10.1 and the 8F Supplemental Agreement, the translated version is attached hereto as Exhibit 10.2

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The discussion contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Supplemental Agreement, effective as of September 1, 2014, between eHealth China (Xiamen) Technology Co., Ltd. and Xiamen Software Industry Investment & Development Co., Ltd.
10.2	Supplemental Agreement, effective as of September 15, 2014, between eHealth China (Xiamen) Technology Co., Ltd. and Xiamen Software Industry Investment & Development Co., Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2014	/s/ Stuart M. Huizinga Stuart M. Huizinga Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Supplemental Agreement, effective as of September 1, 2014, between eHealth China (Xiamen) Technology Co., Ltd. and Xiamen Software Industry Investment & Development Co., Ltd.
10.2	Supplemental Agreement, effective as of September 15, 2014, between eHealth China (Xiamen) Technology Co., Ltd. and Xiamen Software Industry Investment & Development Co., Ltd.